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                                                                  EXHIBIT 10.10

                                  790 COLORADO
                        FIRST AMENDMENT TO OFFICE LEASE


THIS FIRST AMENDMENT TO OFFICE LEASE ("First Amendment") is entered as of the 14th day of April, 1997, by and between BPG PASADENA, L.L.C.
("Landlord"), a Delaware Limited Liability Company, and CITYSEARCH, INC. ("Tenant"), a Delaware corporation.

THE PARTIES ENTER THIS FIRST AMENDMENT on the basis of the following facts, understandings and intentions:

A. Landlord and Tenant entered a 790 Colorado Office Lease ("Lease"), dated as of September 30, 1996, pursuant to which Tenant leased from Landlord a portion of the premises ("Premises") located at 790 East Colorado Blvd., Pasadena, California. All capitalized terms not defined herein shall have the meanings ascribed to them in the Lease.

B. Landlord and Tenant desire to amend the Lease to extend the Lease Expiration Date and the termination right by four (4) months.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.    TERM EXPIRATION DATE. The term expiration date is March 31, 2002.

2. TERMINATION CLAUSE. Lessee may terminate the Lease after 40 months, subject to: (a) no material default of Lease; (b) nine (9) months prior written notice; (c) payment of five (5) months Base Rental; and (d) payment of all unamortized Lessee improvement provided by Lessor and unamortized Lease commissions paid by Lessor at 12% interest rate. The Lease Commencement Date was November 15, 1996 making the first effective date that the Lease can be terminated as March 16, 2000.

3. FULL FORCE AND EFFECT. Except as amended hereby, the terms, covenants and conditions contained in the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                        "Lessor"
                                        BPG PASADENA, L.L.C.,
                                        a Delaware Limited Liability Company


                                        By: /s/ Michael D. Barber
                                           ----------------------------------
                                              Its: Managing Member


                                        "Lessee"
                                        CITYSEARCH, INC.
                                        a Delaware Corporation


                                        By:  /s/ Bradley Ramberg
                                           ----------------------------------

                                            Its: CFO  5/6/97
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